BLACKROCK FUNDS V

BlackRock Floating Rate Income Portfolio

(the “Fund”)

Supplement dated March 2, 2020 to the

Statement of Additional Information (“SAI”), dated December 27, 2019, as supplemented to date

On February 19, 2020, the Board of Trustees of BlackRock Funds V approved the appointment of BlackRock International Limited as the sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock International Limited as the sub-adviser of the Fund is effective as of March 2, 2020.

The following change is made to the SAI:

The following is added as the fifth paragraph in the section of the SAI entitled “Management and Advisory Arrangements”:

The Manager entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”) with respect to the Fund pursuant to which the Sub-Adviser receives for the services it provides for that portion of the Fund for which it serves as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager under the Management Agreement with respect to the Fund.

Shareholders should retain this Supplement for future reference.

SAI-FRIP-0320SUP